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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                  PROSPECTUS SUPPLEMENT DATED JANUARY 22, 2008

This information supplements the Income Funds Prospectus of First American Investment Funds, Inc., dated October 29, 2007 (the "Prospectus"). This supplement replaces and supersedes the prospectus supplement dated January 17, 2008. This supplement and the Prospectus constitute a current Prospectus. To request a copy of a Prospectus, please call 800 677-FUND.

EFFECTIVE JANUARY 17, 2008, THE FOLLOWING REPLACES THE PARAGRAPH REGARDING ELIGIBILITY TO INVEST IN CLASS Y SHARES UNDER "POLICIES AND
SERVICES--PURCHASING, REDEEMING, AND EXCHANGING SHARES--CHOOSING A SHARE
CLASS--ELIGIBILITY TO INVEST IN CLASS R AND CLASS Y SHARES":

CLASS Y SHARES are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

THE FOLLOWING REPLACES "POLICIES AND SERVICES--PURCHASING, REDEEMING, AND EXCHANGING SHARES--DETERMINING YOUR SHARE PRICE--CLASS A SHARES--PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE":

The following persons may purchase a fund's Class A shares at net asset value without a sales charge:

     - directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.

     -    current and retired officers and directors of the funds.

     - full-time employees of any broker-dealer authorized to sell fund shares.

     -    full-time employees of the fund's counsel.

     - members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).

     - persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.

     - persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.

     - trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.

     -    group retirement and employee benefit plans.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Effective immediately, information regarding the portfolio managers primarily responsible for the management of High Income Bond Fund, as set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

High Income Bond Fund. John T. Fruit has served as the primary portfolio manager for the fund since October 2006 and had previously co-managed the fund since November 2005. Gregory A. Hanson has co-managed the fund since March 2006. Jeffrey T. Schmitz has co-managed the fund since January 2008.

                                                                     FAIF-INCOME

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Information regarding the portfolio manager biographies, as set forth in the
Prospectus under the heading "Additional Information--Management--Portfolio Manager Biographies," includes the following:

Jeffrey T. Schmitz, CFA, Senior Credit Analyst, entered the financial services industry in 1987. Prior to joining FAF Advisors in 2006, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency.